EXHIBIT 99.2

SUPPLEMENT NO. 2 TO TERM INDENTURE

THIS SUPPLEMENT NO. 2 dated as of April 8, 2010 (this "Supplement"), among (i) CALIFORNIA PETROLEUM TRANSPORT CORPORATION, a Delaware corporation ("CalPetro") and (ii) THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A. (as successor in interest to Chemical Trust of California and Chase Manhattan Bank and Trust Company, National Association (together, the "Predecessor Trustees")), a national banking association, as Indenture Trustee (the "Indenture Trustee") to the Term Indenture dated as of April 1, 1995 between CalPetro and the Indenture Trustee (as successor in interest to the Predecessor Trustees), as supplemented and amended by Supplement No. 1, dated as of June 28, 2001, (as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms, the "Indenture"). Capitalized terms used herein without definition shall have the respective meanings ascribed thereto (or incorporated by reference) in the Indenture, which also contains rules of usage that apply to terms defined therein and herein.

W I T N E S S E T H:

WHEREAS, the Indenture provided for the initial issuance of an aggregate principal amount of $117,900,000 of 8.52% First Preferred Mortgage Notes due 2015 of CalPetro (the "Notes");

WHEREAS, Section 1.1 of the Indenture does not contain the defined term "Redemption Price" which is referenced in Section 10.1(d)(i) of the Indenture as it relates to the Notes;

WHEREAS, the term "Redemption Price" is defined in the Form of Term Note attached to the Indenture;

WHEREAS, pursuant to Section 7.1 of the Indenture, CalPetro and the Indenture Trustee, are authorized to execute and deliver this Supplement to amend the Indenture when authorized by resolution of the Board of Directors of CalPetro, without the consent of any Holder of the Notes, in order to cure any ambiguity under the Indenture;

WHEREAS, CalPetro and the relevant Owners find that the defined term "Redemption Price" as it is referenced in Section 10.1(d)(i) of the Indenture is ambiguous in its meaning; and

WHEREAS, the Indenture must be amended in order to correct the ambiguity concerning the defined term "Redemption Price" in Section 10.1(d)(i) of the Indenture.

NOW, THEREFORE, in consideration of the premises and One Dollar ($1.00) and other consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Article 1.                      Agreements and Amendments.

(a)           The Section 1.1 of the Indenture shall include the defined term "Redemption Price" which will read:

" 'Redemption Price' means the price (expressed as percentages of the principal amount) set forth in the table below. If redeemed during the twelve month period beginning

Year	Percentage
April 1, 2006	104.46%
April 1, 2007	103.73%
April 1, 2008	103.20%
April 1, 2009	102.66%
April 1, 2010	102.13%
April 1, 2011	101.60%
April 1, 2012	101.70%
April 1, 2013	100.53%
and at 100% if redeemed on or after April 1, 2014."

Article 2.                      Continued Effect; Counterparts.  Except as expressly amended hereby, the Indenture remains in full force and effect, all other Security Documents and Related Security Documents remain in full force and effect, and each of the parties hereto hereby expressly affirms its respective obligations hereunder and thereunder notwithstanding the amendment effected hereby. As from the date of this Supplement, any reference to the Indenture in any Security Document or Related Security Document shall mean the Indenture as amended hereby. This Supplement may be executed in any number of counterparts, each of which shall be an original and all of which, taken together, shall constitute one and the same instrument.

Article 3.                      Governing Law.  THIS SUPPLEMENT SHALL BE DEEMED TO BE A CONTRACT UNDER THE LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF SAID STATE, EXCEPT AS MAY OTHERWISE BE REQUIRED BY MANDATORY PROVISIONS OF LAW, WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAW (OTHER THAN TITLE 14 OF ARTICLE 5 OF THE GENERAL OBLIGATIONS LAW).

[THE REMAINDER OF THE PAGE IS INTENTIONALLY LEFT BLANK.]

IN WITNESS WHEREOF, the parties hereto have caused this Supplement to be executed by an officer thereunto duly authorized, all as of the date first above written.

CALIFORNIA PETROLEUM TRANSPORT CORPORATION

By	/s/ Frank B. Bilotta
Name: Frank B. Bilotta
Title: President

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.
as Indenture Trustee

By	/s/ Marcella Burgess
Name: Marcella Burgess
Title: Vice President

Consented and Agreed to:

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.
as Collateral Trustee

By	/s/ Marcella Burgess
Name: Marcella Burgess
Title: Vice President